SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 7, 2002


                           TRAVIS BOATS & MOTORS, INC.
             (Exact name of registrant as specified in its charter)


                                      TEXAS
                 (State or other jurisdiction of incorporation)

            005-49897                                     74-2024798
     (Commission File Number)                  (IRS Employer Identification No.)



                        5000 Plaza on the Lake, Suite 250
                               Austin, Texas 78746
           (Address of principal executive office, including zip code)

                                 (512) 347-8787
              (Registrant's telephone number, including area code)











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ITEM 5. Other Events.


                  On March 13, 2002, Travis Boats & Motors, Inc.  ("Travis",  or
         the "Company"), entered into an agreement with TMRC, L.L.P. ("Tracker"), a wholly-owned subsidiary of Tracker Marine, L.L.C., whereby  Tracker has  initially  invested  approximately  $2.1  million towards the purchase of newly created 6% Series A Cumulative Convertible Preferred Stock (the "Preferred Stock") in the Company. This initial investment in the Preferred Stock provides Tracker with a fully diluted ownership position in Travis in the range of 19%, based on the initial conversion price of the Preferred Stock. Tracker's source for the consideration used in purchasing the Preferred Stock was internal working capital. Travis plans to use the initial investment for general corporate and internal working capital purposes. Under the terms of the agreement, Tracker has also committed, subject to Travis obtaining shareholder approval and meeting certain other conditions, to invest approximately an additional $5.9 million in Travis through (a) the purchase of additional shares of Preferred Stock upon substantially similar terms and (b) a Preferred Stock purchase warrant, which will be exercised at the closing of this transaction. The proceeds from the exercise of the warrant ($3.0 million) will be used to pay off outstanding debt of the Company. The balance of Tracker's additional investment would be used for general corporate purposes. Following the completion of the additional investment, Tracker would own approximately a 40% fully diluted ownership position in Travis, based on the initial conversion price of the Preferred Stock and assuming the full investment was consummated on March 14, 2002. Travis and Tracker Marine, L.L.C. also entered into a Master Dealer Supply agreement that should strengthen Travis' product offering with the addition of ProCraft and Fisher Boats in many of their locations.


ITEM 7.
         (c)      Exhibits.

                  4.1 A copy of the Travis Boats & Motors, Inc. Statement of Designations of 6% Series A Cumulative Convertible Preferred Stock dated March 12, 2002, is filed as
                           Exhibit 4.1 to this Current Report and is incorporated herein by reference.

                  4.2 A form of the Warrant to Purchase Series A Preferred Stock of Travis Boats & Motors, Inc. is filed as
                           Exhibit 4.2 to this Current Report and is incorporated herein by reference.

                  10.68 A copy of the Preferred Stock and Warrant Purchase Agreement, by and between Travis Boats & Motors, Inc., and TMRC, L.L.P., dated March 13, 2002, is filed as Exhibit 10.68 to this Current Report and is incorporated herein by reference.

                  10.69 A copy of the Tracker/Travis Master Dealer Agreement (Master Dealer Supply Agreement), by and between
                           Travis Boats & Motors, Inc., and Tracker Marine, L.L.C., dated March 13, 2002, is filed as Exhibit
                           10.69 to this Current Report and is incorporated herein by reference.

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                  10.70    A copy of the TBC Management, Ltd. Amendment No. 2 to
                           Employment Agreement with Mark T. Walton, dated March 13, 2002, is filed as Exhibit 10.70 to this Current Report and is incorporated herein by reference.

                  10.71 A copy of the TBC Management, Ltd. Amendment No. 2 to Employment Agreement with Michael B. Perrine, dated March 13, 2002, is filed as Exhibit 10.71 to this Current Report and is incorporated herein by reference.

                  10.72 A copy of the TBC Management, Ltd. Amendment No. 2 to Employment Agreement with Ronald L. Spradling, dated March 13, 2002, is filed as Exhibit 10.72 to this Current Report and is incorporated herein by reference.

                  10.73 A copy of the Amendment No. 3 to Travis Boats & Motors, Inc. Loan and Security Agreement by and between Travis Boats & Motors, Inc. and Transamerica Commercial Finance Corporation, dated March 13, 2002, is filed as Exhibit 10.73 to this Current Report and is incorporated herein by reference.

                  10.74 A copy of the Consent and Waiver by and between Travis Boats & Motors, Inc. and Transamerica Commercial Finance Corporation (Re: Tracker Marine L.L.C.), dated as of March 7, 2002, is filed as
                           Exhibit 10.74 to this Current Report and is incorporated herein by reference.

                  10.75 A copy of the Consent and Waiver by and between Travis Boats & Motors, Inc. and Deutsche Financial Services Corporation (Re: Tracker Marine L.L.C.), dated as of March 7, 2002, is filed as Exhibit 10.75 to this Current Report and is incorporated herein by reference.

                  10.76 A copy of the Consent and Waiver by and between Travis Boats & Motors, Inc. and Hibernia National Bank (Re: Tracker Marine L.L.C.), dated as of March 12, 2002, is filed as Exhibit 10.76 to this Current Report and is incorporated herein by reference.

                  99.1     A copy of a press  release  dated  March 14,  2002 by
                           Travis Boats & Motors, Inc., relating to the agreements with TMRC, L.L.P., wherein TMRC, L.L.P., is investing in Travis and Travis is issuing shares of Preferred Stock and rights to purchase Preferred Stock to TMRC, L.L.P., is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

                  99.2 A copy of a Commitment Letter dated March 12, 2002 by Tracker Marine L.L.C., wherein Tracker Marine L.L.C. confirms its obligation to make capital contribution and other covenants to TMRC, L.L.P., is filed as
                           Exhibit 99.2 to this Current Report and is incorporated herein by reference.

                  99.3 A form of the Shareholder Agreement by and between TMRC, L.L.P. and various shareholders of Travis Boats & Motors, Inc. is filed as Exhibit 99.3 to this Current Report and is incorporated herein by reference.


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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TRAVIS BOATS & MOTORS, INC.
                                            (Registrant)




Date:  March 28, 2002                       By:   /s/ Michael B. Perrine
                                               ---------------------------------
                                               Michael B. Perrine, Chief
                                               Financial Officer, Secretary,
                                               Treasurer








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